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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 October 6, 1999
                                 Date of Report
                        (Date of earliest event reported)


                              BARGO ENERGY COMPANY
        (Exact name of small business issuer as specified in its charter)


         Texas                             0-8609                87-0239185
(State or other jurisdiction of       (Commission file        (I.R.S. Employer
 incorporation or organization)            number)           Identification No.)


                            700 Louisiana, Suite 3700
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  (713)236-9792
                (Issuer's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                          if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable

ITEM 5.  OTHER EVENTS

         Bargo Energy Company issued the press release included as Exhibit 99A.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits

         99A.  Copy of the Company's Press Release dated October 6, 1999

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Bargo Energy Company
                                           (Registrant)



                                                 /s/ Jonathan M. Clarkson
                                            ------------------------------------
Dated: October 12, 1999                     By:  Jonathan M. Clarkson, President







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                                  EXHIBIT INDEX


   Exhibit
   Number                           Title of Document
   ------                           -----------------

     99A       Copy of the Company's Press Release dated October 6, 1999




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